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                                                                   EXHIBIT 10.1


              [FORM OF INFOSEEK CORPORATION COMMON STOCK WARRANT]

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


NO.  TWDC-1               INFOSEEK CORPORATION
                                                               ___________, 1998

                          COMMON STOCK WARRANT


     This certifies that The Walt Disney Company (the "Investor" or the "Original Holder"), or its registered assigns, is entitled, upon the terms and subject to the conditions and restrictions on exercise hereinafter set forth, at any time (subject to Section 2 below) on or after the date hereof and at or prior to 11:59 pm., Pacific Time, on ________, 2003 (the "Expiration Time"), but not thereafter, to acquire from Infoseek Corporation, a Delaware corporation (the "Company"), in whole or from time to time in part, up to Fifteen Million Seven Hundred Twenty Thousand (15,720,000) fully paid and nonassessable shares of Common Stock of the Company ("Warrant Stock") at a purchase price per share equal to the Exercise Price as defined herein. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     1.   EXERCISE OF WARRANT

     As to Shares which are exercisable pursuant to Section 2 and in accordance with the terms of this Warrant, the purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and a Notice of Exercise form attached hereto duly executed to the office of the Company at 1399 Moffett Park Drive, Sunnyvale, California 94089 (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price (as defined below) for the shares thereby purchased (by wire transfer to the order of the Company at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall receive from the Company one or more stock certificates (as reasonably requested by the holder) in proper form representing the number of shares of Warrant Stock so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so exercised. Provided that all the terms of this Warrant have been complied with, the holder of this Warrant shall be deemed to be the record and beneficial owner of shares receivable upon exercise from and after the time that this Warrant, Notice of Exercise and the Exercise Price are delivered to the Company pursuant to this paragraph.
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     2.   VESTING

     This Warrant shall become exercisable pursuant to the following schedule:
(i) thirty-three and one-third percent (33 1/3%) of the Warrant Stock, upon the one year anniversary of the date of issuance of the Warrant set forth above,
(ii) an additional thirty-three and one-third percent (33 1/3%) of the Warrant Stock upon the second anniversary of the date of issuance of the Warrant set forth above; and (iii) the remainder of the Warrant Stock upon the third anniversary of the date of issuance of the Warrant set forth above. Each of the first, second and third anniversaries of the date of issuance shall be referred to as a "Vesting Date." Notwithstanding the foregoing, in the event of a Standstill Termination Event (as such term is defined in the Governance Agreement, dated as of June 15, 1998 by and between the Original Holder, Disney Enterprises, Inc. and the Company (the "Governance Agreement")), the Warrant shall become immediately exercisable for all of the Warrant Stock and the "Vesting Date" for any of the Warrant Stock not already exercisable shall be the date of such Standstill Termination Event.

     3.   EXERCISE PRICE

     The Exercise Price per share for each of the shares of Warrant Stock for which the Warrant becomes exercisable at each Vesting Date (upon such Vesting Date, the "Vested Price") shall be equal: (i) to one hundred twenty percent (120%) of the Current Market Price or (ii) if the Common Stock of the Company is not quoted on Nasdaq or is not listed on a Market, the Exercise Price shall be the fair market value of a share of Common Stock as determined by a unanimous vote of the Board of Directors of the Company within forty-five (45) days following delivery of Notice of Exercise (the "Board Determination Period"). The determination of the Board of Directors shall be final and binding. If the Board of Directors is unable to unanimously agree on the fair market value or if the Board Determination Period expires, the fair market value shall be determined by a Selected Appraiser (as defined herein), who shall determine the fair market value of the Common Stock in accordance with recognized valuation techniques within 60 days following the expiration of the Board Determination Period. For purposes of this Warrant, "Current Market Price" means the average of the closing sale prices for the Common Stock of the Company on the Nasdaq National Market ("Nasdaq") (or any other stock exchange or national market on which the Company's Common Stock is primarily traded (a "Market")) for the thirty (30) trading days prior to such Vesting Date. For purposes of this Agreement, the "Selected Appraiser" shall be any investment banking firm of national reputation as mutually agreed by the Company and the holder of this Warrant at the time of exercise, such agreement not to be unreasonably withheld. Upon mutual agreement of the Selected Appraiser, such Selected Appraiser's determination shall be final and binding. The fees and expenses of such Selected Appraiser shall be borne equally by the Company and the holder. If the parties are unable to agree on a Selected Appraiser within 30 days, then each of the Company and the holder of this Warrant at the time of exercise shall be entitled to retain their own appraiser, which appraiser shall be any investment banking firm of national reputation, to value the shares in accordance with recognized valuation methods. In such case the Exercise Price shall be the average of the two valuations obtained by the Company and the holder and such determination shall be final and binding, and each party shall bear the costs of their respective appraiser. Notwithstanding anything to the contrary herein, in no event shall the Exercise Price per share exceed fifty dollars ($50.00) (the "Maximum Price"), as adjusted pursuant to Section 12.

     4.   ISSUANCE OF SHARES

     Certificates evidencing the shares purchased hereunder shall be delivered to the holder hereof within a reasonable time (in no event exceeding seven (7) days) after the date on which this Warrant shall have been

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exercised in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock).

     5.   CHARGES, TAXES AND EXPENSES

     Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the holder of this Warrant, subject to Section 8 below, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

     6.   NO RIGHTS AS SHAREHOLDERS

     This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     7.   REGISTRATION RIGHTS

     The Warrant Stock issuable upon exercise of this Warrant shall be entitled to the registration rights set forth in that certain Registration Rights Agreement by and among the Company, the Original Holder and Disney Enterprises, Inc.

     8.   TRANSFERABILITY

     Subject to the provisions of the Common Stock and Warrant Purchase Agreement dated of even date herewith by and between the Company and the Original Holder and the Governance Agreement, prior to the Expiration Time and subject to compliance with applicable laws (including federal and state securities laws), this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof only to any subsidiary of the Original Holder, provided that the Original Holder owns no less than eighty percent (80%) (directly or indirectly, including without limitation, through any other entity) of the voting power represented by the outstanding capital stock of such subsidiary. Any such transfer shall be made upon surrender of this Warrant together with, if applicable, the Assignment Form attached hereto properly endorsed. Any transfer not in compliance with this Section 8 shall be deemed void by the Company.

     THIS WARRANT AND ANY SHARES OF WARRANT STOCK ISSUED UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A GOVERNANCE AGREEMENT BETWEEN, AMONG OTHERS, THE COMPANY AND THE ORIGINAL HOLDER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE

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HOLDER OF RECORD OF THIS WARRANT OR THE SHARES OF WARRANT STOCK ISSUED UPON
EXERCISE OF THIS WARRANT.

     9.   EXCHANGE AND REGISTRY OF WARRANT

     This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant in substantially identical form and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     10.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver to the holder, in lieu thereof, a new warrant in substantially identical form, dated as of the date of such cancellation and reissuance.

     11.  SATURDAYS, SUNDAYS AND HOLIDAYS

     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

     12.  ADJUSTMENT TO NUMBER AND TYPE OF SECURITIES, EXERCISE PRICE

     The type and number of securities of the Company issuable upon exercise of this Warrant, the Maximum Price, and the Vested Price for each share of Warrant Stock for which this Warrant becomes exercisable are subject to adjustment and termination as set forth below:

          (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall (i) declare a dividend or otherwise make a distribution to the holders of its Common Stock in the form of additional shares of Common Stock,
(ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Warrant Stock for which this Warrant is exercisable shall be adjusted as follows:

          (A) the number share of shares of Warrant Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Warrant Stock for which this Warrant is exercisable immediately before the occurrence of any such event multiplied by fraction, (1) the numerator of which is the total number of shares of Common Stock outstanding immediately after the

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          occurrence of such event and (2) the denominator of which is the total number of shares of Common Stock outstanding immediately before the occurrence of such event; and

          (B) the Vested Price and the Maximum Price shall be adjusted to equal the Vested Price and Maximum Price, respectively, in effect immediately before the occurrence of such event multiplied by a fraction (1) the numerator of which is the total number of shares of Warrant Stock for which this Warrant is exercisable immediately before the adjustment and (2) the denominator of which is the total number of shares of Warrant Stock for which this Warrant is exercisable immediately after the adjustment.

          (b) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in or implementation of a par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or other entity, other than a merger with another corporation or other entity in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Warrant Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, merger or sale by a holder of one share of Warrant Stock. Such new Warrant shall provide for adjustments provided for in this Section 12. The provisions of this subsection (b) shall similarly apply to successive reclassification, change, consolidations, mergers and sales.

          (c) CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. With respect to any securities which are of the same class and series as any Warrant Stock for which this Warrant is exercisable pursuant to Section 2 hereof, if at any time the Company shall fix a record date for the purpose of determining the holders of such securities entitled to receive any dividend or other distribution (including any such distribution made in connection with a consolidation or merger, but excluding any distribution referred to in subparagraph (b) above) of
(i) any evidence of indebtedness, shares of its capital stock (including any securities convertible into such securities but excluding Common Stock for which an adjustment is made pursuant to Section 12(a)) or any other securities or property of any nature whatsoever, or (ii) any warrants or other rights to subscribe for or purchase any evidence of its indebtedness, any shares of its stock (including any securities convertible into such securities but excluding Common Stock for which an adjustment is made pursuant to Section 12(a)) or any other of its securities or its property of any nature whatsoever (other than normal cash dividends or cash distributions permitted under applicable law), then the number of shares of Warrant Stock for which this Warrant is exercisable, the Maximum Price and the related Vested Price shall be adjusted as follows:

              (A) the number of shares of Warrant Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Warrant Stock for which this Warrant is exercisable immediately prior to such distribution or dividend multiplied by a fraction,
              (1) the numerator of which shall be either (i) the Current Market Price per share of Warrant Stock on such record date or (ii) if the Warrant Stock is not quoted on Nasdaq or is not listed on a Market, the fair market value determined in accordance with the procedures set forth in clause (ii) of paragraph 3 hereof, and (2) the denominator of

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              which shall be either (i) the Current Market Price per share of the Warrant Stock on such record date or (ii) if the Warrant Stock is not quoted on Nasdaq or is not listed on a Market, the fair market value determined in accordance with the procedures set forth in clause (ii) of paragraph 3 hereof, minus the amount allocable to one share of the Warrant Stock of the fair value (as determined in good faith by the Board of Directors of the Company and, unless waived by the holder hereof, supported by an opinion from an investment banking firm of nationally recognized standing approved by the Holder, which approval shall not be unreasonably withheld) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable; and

              (B) the Vested and Maximum Price shall be adjusted to equal the Vested Price and Maximum Price, respectively, in effect immediately before the occurrence of any such event multiplied by a fraction, (1) the numerator of which is the total number of shares of Warrant Stock for which the Warrant is exercisable immediately before the adjustment, and (2) the denominator of which is the total number of shares of Warrant Stock for which this Warrant is exercisable immediately after the adjustment; PROVIDED THAT (i) a reclassification of the Warrant Stock (other than a change in par value from par value to no par value or from no par value to par value) into shares of Warrant Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Warrant Stock of such shares of such other class of stock within the meaning of this subparagraph (c) and, (ii) if the outstanding shares of Warrant Stock shall be changed into a larger or smaller number of shares of Warrant Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Warrant Stock within the meaning of subparagraph (a).

          (d) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment in the Exercise Price, Maximum Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

          (e) FRACTIONAL INTERESTS. In computing adjustments under this Section 12, fractional interests in Common Stock shall be taken into account by rounding up to the nearest whole number of shares.

          (f) WHEN ADJUSTMENT TO BE MADE. No adjustment in the Maximum Price or the Exercise Price shall be required by this Section 12 if such adjustment either by itself or with other adjustment not previously made would require an increase or decrease of less than one percent (1%) in such price. Any such adjustment representing a change of less than such minimum amount which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 12 and not previously made, would result in a minimum adjustment. Notwithstanding the foregoing, any adjustment carried forward shall be made no less than ten Business Days prior to the Termination Date. All calculations under this Section 12 shall be made to the nearest cent. For the purposes of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

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          (g) WHEN ADJUSTMENTS NOT REQUIRED.  If the Company shall fix a record date for the purpose of determining the holders of its Common Stock entitled to receive a dividend or distribution and shall, thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (h) In addition, the Company acknowledges that the Original Holder is entitled to certain rights to maintain its percentage ownership of the Company as set forth in Section 3.1 of the Governance Agreement.

     13.  NOTICES OF RECORD DATE, ETC.

     In the event of:

          (a) any taking by the Company of a record of the holders of any securities issuable upon exercise of this Warrant for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person,

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d) any proposed issue or grant by the Company to the holders of any securities issuable upon exercise of this Warrant of any shares of stock of any class or any other securities, or any right or warrant to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, then, and in each such event, the Company will mail to the holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as to which the holders of record of Warrant Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, (iii) the amount and character of any stock or other securities, or rights or warrants with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made, and (iv) in reasonable detail, the facts, including the proposed date, concerning any other such event. Such notice shall be delivered to the holder hereof at least twenty (20) days prior to the date therein specified.

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     14.  REPRESENTATIONS AND WARRANTIES

     The Company hereby represents and warrants to the holder hereof that:

          (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

          (b) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

          (c) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder and to carry out and perform its obligations under the terms of this Warrant;

          (d) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock issuable upon exercise of the Warrant, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

          (e) the Warrant Stock, when issued in compliance with the provisions of this Warrant will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances created by or through the Company, and will be issued in compliance with all applicable federal and state securities laws; and

          (f) the issuance of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights other than those granted to the Original Holder in the Governance Agreement.

     15.  COOPERATION

     The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

     16.  MISCELLANEOUS

          (a) REMEDIES. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Accordingly, it is agreed that the holder of this Warrant shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court

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of competent jurisdiction in the United States or any state thereof. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under the Agreement.

          (b) SEVERABILITY. If the event that any provision of this Warrant or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Warrant will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Warrant with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          (c) SUCCESSORS AND ASSIGNS. Subject to the provisions of paragraph 8 hereof, this Warrant shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment.

     17.  GOVERNING LAW

     THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated:______________, 1998            INFOSEEK CORPORATION



                                      By:  ________________________________
                                           Harry M. Motro
                                           President and Chief Executive Officer

Attest:



__________________________
Andrew E. Newton
Secretary

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

                                    FORM OF
                              NOTICE OF EXERCISE

To:  INFOSEEK CORPORATION

     (1) The undersigned hereby elects to purchase _________________ shares of Common Stock of Infoseek Corporation pursuant to the terms of the attached Warrant, and has tendered herewith payment of the purchase price in full by wire transfer.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned.

     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws and that the aforesaid shares are subject, if applicable, to the Governance Agreement between Infoseek Corporation, Disney Enterprises, Inc. and The Walt Disney Company dated as of June 15, 1998.

     (4) The undersigned accepts such shares, subject to the terms relating to registration rights under the Registration Rights Agreement dated as of ______________, 1998.



____________________     __________________________________
(Date)                              (Signature)

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                                ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

__________________________________________________________
                       (Please Print)

who, by signature below, is confirmed to be a subsidiary of the Original Holder (as defined in the Warrant) such that the Original Holder owns no less than eighty percent (80%) of the voting power represented by the outstanding capital stock of the subsidiary and whose address is____________________________________
                                                   (Please Print)
____________________________


     Dated:_____________________________________________

     Holder's Signature:________________________________

     Holder's Address:__________________________________

     ___________________________________________________

Guaranteed Signature:___________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.